December 1, 1995


               DREYFUS GROWTH AND VALUE FUNDS, INC.

                DREYFUS LARGE COMPANY GROWTH FUND
                 DREYFUS AGGRESSIVE GROWTH FUND
                DREYFUS SMALL COMPANY GROWTH FUND
                DREYFUS LARGE COMPANY VALUE FUND
                 DREYFUS AGGRESSIVE VALUE FUND
                   DREYFUS MIDCAP VALUE FUND
                DREYFUS SMALL COMPANY VALUE FUND
                DREYFUS INTERNATIONAL VALUE FUND
                 DREYFUS EMERGING LEADERS FUND

          Supplement to Statement of Additional Information
                      Dated October 1, 1995

     The following information supplements or replaces the information contained in the following indicated sections of the Fund's Statement of Additional Information:

                           PERFORMANCE INFORMATION

     From time to time, advertising materials for each Fund may include biographical information relating to its portfolio manager, and may refer to or include commentary by the Fund's portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors. In addition, from time to time, advertising materials for each Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of then-current Fund shareholders and may refer to Lipper or Morningstar ratings and related analysis supporting the ratings. Advertisements for Dreyfus Emerging Leaders Fund, Dreyfus Small Company Growth Fund, and Dreyfus Small Company Value Fund also may discuss the potential benefits and risks of small cap investing.

                             PURCHASE OF SHARES

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order.
Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.




CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
COUNSEL AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly owned subsidiary of the Manager, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Transfer Agent has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.